SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             Form 8-K


                          Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    January 14, 1997


                                WELCOME HOME, INC.

      (Exact name of registrant as specified in its charter)


     Delaware                        0-24912               56-1379322

(State or other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                     Identification No.


309 Raleigh Street, Wilmington, NC                           28412

(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:         910-791-4312


Former Name or former address, if changes since last report:      NONE


                              No. of Sequentially Numbered Pages: 6
                              Exhibit Index on Page 4

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On January 21, 1997, Welcome Home, Inc., filed a petition in the United States Bankruptcy Court for the Southern District of New York, Case NO. 97B 40370(CB), assigned to Judge Cornelius Blackshear, seeking reorganization under Chapter 11 of the Federal Bankruptcy Code (the "Bankruptcy Code"). Welcome Home, Inc., is a debtor-in-possession pursuant to the provisions of section 1107 and 1108 of the Bankruptcy Code.

     Copies of the press release issued by Welcome Home, Inc., on January 21, 1997, reporting the chapter 11 filing and related matters are filed as Exhibits hereto.

ITEM 5.   OTHER EVENTS

     The Company announced that The Nasdaq Stock Market, Inc., notified The Company, that effective on January 14, 1997, its' securities would be deleted from The Nasdaq Stock Market.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (c)          EXHIBITS

          Exhibit A.  Text of Press Release dated January 21, 1997.

          Exhibit B. Text of letter dated January 22, 1997, re: Welcome Home, Inc., securities de-listing from The Nasdaq Stock Market.


       (This portion of the page intentionally left blank.)



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


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WELCOME HOME, INC.
                              a Delaware corporation



Date: January 31, 1997        By: /s/ Thomas H. Hicks
                              Thomas H. Hicks
                              Executive Vice President
                              Chief Operating Officer

                          EXHIBIT INDEX


                                                       Sequentially
Exhibit Number           Description                   Numbered Page
--------------           -----------                   -------------

     A         Press Release dated January 21, 1997,        5
               re: Welcome Home, Inc., filing Chapter
               11 petition in US Bankruptcy Court.


     B         Letter dated January 22, 1997, re:           6
               Welcome Home, Inc., de-listing of its'
               securities from The Nasdaq Stock Market

                          PRESS RELEASE


FOR FURTHER INFORMATION CONTACT:

THOMAS HICKS
WELCOME HOME, INC.
309-D Raleigh Street
Wilmington, NC 28412
(910) 791-4312, Extension 190




FOR IMMEDIATE RELEASE

     WILMINGTON, NORTH CAROLINA, January 21, 1997 - Welcome Home, Inc. announced today that it filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The filing is intended to allow the company to restructure its financial obligations through a plan of reorganization.

     Welcome Home, Inc. is working to implement a plan to reverse declines in operating results. The board of directors determined that the Chapter 11 filing was the alternative that would allow Welcome Home, Inc. to continue in business while restructuring its financial obligations and would be in the best interest of its customers, creditors, employees and shareholders.

     Fleet Capital Corporation has agreed to provide an interim post-petition credit facility to Welcome Home, Inc., to enable it to continue to conduct its business.

     Welcome Home, Inc. is a publicly owned company and a specialty retailer of decorative home furnishings with 184 stores located primarily in outlet/off-price malls in 40 states.

     Welcome Home, Inc. also announced that the listing of its common stock on the NASDAQ National Market has been discontinued. The Company expects that its common stock will trade in the over-the-counter market.

THE NASDAQ STOCK MARKET, INC.




January 22, 1997




Mr. Thomas H. Quinn
Chief Executive Officer
Welcome Home, Inc.
309-D Raleigh Street
Wilmington, NC 28412

Dear Mr. Quinn:

On January 14, 1997, your company's shares of common stock, which traded under the symbol WELC(1), were delisted from the Nasdaq National Market. This action was taken as a result of your company's failure to meet the total assets and bid price requirements as stated in Marketplace Rule 4310(c)(02) and 4310(c) (04).

If you have any questions on this action or would like information on how to reapply for inclusion of your security in The Nasdaq Stock Market, please feel free to contact me at (202) 496-2578.


Very truly yours,



/s/ Perry Peregoy
Perry Peregoy
Vice President
Listings


PP/dbd


-------------------
(1) Nasdaq reserves the right to reassign, without prior notice, the trading symbol previously utilized by the company while listed on The Nasdaq Stock Market. Inclusion in the OTC Bulletin Board or similar service will not pre-clude reassignment of the symbol, however, appropriate notification will be provided to respective market participants prior to reassignment.


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